Investor Presentation

December 2020

NESCO SPECIALTY RENTALS

CUSTOM TRUCK ONE SOURCE


NESCO
SPECIALTY RENTALS

SERVICE


CUSTOM TRUCK SOURCE



Disclaimer

Some of the financial information and data of Nesco Holdings, Inc. ("Nesco") contained herein does not conform to Securities and Exchange Commission ("SEC") Regulation S-X in that it includes certain financial information not prepared in accordance with united states generally accepted accounting principles ("GAAP"). Accordingly, such information and data has been and will be adjusted and presented differently in Nesco's SEC reports. Nesco believes that the presentation of such non-GAAP measures provides information that is useful to investors, in addition to the standard GAAP-based financial measures. These non-GAAP measures may not be comparable to measures used by other companies within the industry. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures are intended to provide additional information only and do not have any standard meaning prescribed by GAAP or otherwise. These non-GAAP measures have limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Nesco's results as reported under GAAP. The definitions of non-GAAP financial measures along with a reconciliation of non-GAAP financial information to their most directly comparable GAAP measures are included in the appendix to this presentation.

Additional Information About the Acquisition and Where to Find It

This presentation is being made in respect of the proposed acquisition of Custom Truck One Source ("CTOS") by Nesco. A special meeting of the stockholders of Nesco will be announced as promptly as practicable to seek stockholder approval in connection with the proposed acquisition. Nesco expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed acquisition. The definitive proxy statement will be sent or given to the stockholders of Nesco and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF NESCO ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NESCO, CTOS AND THE ACQUISITION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Nesco with the SEC at the SEC's website at www.sec.gov, at Nesco's website at www.nescospecialty.com or by sending a written request to Nesco Holdings, Inc., 6714 Pointe Inverness Way, Suite 220, Fort Wayne, Indiana 46804, Attention: Chief Financial Officer and Secretary.

Participants in the Solicitation

Nesco and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Nesco's stockholders in connection with the acquisition will be set forth in Nesco's definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the acquisition will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the acquisition. You can find information about Nesco's directors and executive officers in Nesco's filings with the SEC, including Nesco's definitive proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020.

Forward-Looking Statements

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of U.S. securities laws, including section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. When used in this communication, the words "potential," "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Nesco's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability to consummate the acquisition of CTOS and to integrate the acquisition into the Nesco business; failure to obtain necessary stockholder and regulatory approvals or to satisfy any of the other conditions related to the acquisition of CTOS; the ability to realize expected synergies and the timing for any such realization; projected financial results for Nesco and CTOS, including on a combined basis; potential litigation associated with the acquisition of CTOS; the potential impact of the announcement of the acquisition of CTOS on Nesco's or CTOS's relationships, including with suppliers, customers, employees and regulators; the impact of the COVID-19 pandemic on Nesco's or CTOS's business operations, as well as the overall economy; Nesco's ability to execute on its plans to develop and market new products and the timing of these development programs; Nesco's estimates of the size of the markets for its solutions; the rate and degree of market acceptance of Nesco's solutions; the success of other competing technologies that may become available; Nesco's ability to identify and integrate acquisitions, including the acquisition of truck utilities; the performance and security of Nesco's services; potential litigation involving Nesco; and general economic and market conditions impacting demand for Nesco's services. For a more complete description of these and other possible risks and uncertainties, please refer to Nesco's annual report on form 10-K filed with the securities and exchange commission on March 13, 2020 and quarterly report on form 10-Q filed with the securities and exchange commission on May 7, 2020, as well as to Nesco's subsequent filings with the SEC. Should one or more of these material risks occur, or should the underlying assumptions change or prove incorrect, Nesco's actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. The forward-looking statements contained herein speak only as of the date hereof, and Nesco undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Certain information included in this presentation reflects estimates of management of Nesco and CTOS and is based solely upon information available as of the date of this presentation and is not a comprehensive statement of our financial results.

This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Nesco believes these third party sources are reliable as of their respective dates, Nesco has not independently verified the accuracy or completeness of this information. Nesco makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Nesco.

This presentation is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction of the acquisition of CTOS or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. in particular, this document is not an offer of securities for sale into the united states. no offer of securities shall be made into the united states absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to such registration requirements.

By accepting this presentation, the recipient acknowledges and agrees (in addition to any obligations it may have under any confidentiality agreement) that (1) neither it nor its agents, representatives, directors, officers, affiliates or employees will copy, reproduce or distribute to others the information contained herein, in whole or in part, at any time without the prior written consent of Nesco and that it will keep permanently confidential all information contained herein, including material non-public information, and (2) Nesco and its affiliates, directors, officers, employees, partners, members, controlling persons, agents or advisors (collectively, the "Representatives") (a) does not make any express or implied representation or warranty as to the accuracy or completeness of the information contained herein or (b) shall have any liability to the recipient or its representatives relating to or arising from the information contained herein or any omissions from such information, or any other written or oral communication transmitted to any interested party in the course of its evaluation of the Company. The recipient should be familiar with this and the other obligations to which recipient is subject pursuant to any confidentiality agreement. Upon request, the recipient will promptly return all material received from Nesco or any of its Representatives (including this presentation) without retaining any copies thereof.

The recipient understands that this presentation may contain material non-public information and acknowledges the restrictions on trading in the company's securities based upon such information.

On December 6, 2016, a final judgment (the "Judgment") was entered against Stifel, Nicolaus & Company, Incorporated ("Stifel") by the United States District Court for the Eastern District of Wisconsin (Civil Action No. 2:11-cv-00755) resolving a civil lawsuit filed by the U.S. Securities & Exchange Commission (the "SEC") in 2011 involving violations of several antifraud provisions of the federal securities laws in connection with the sale of synthetic collateralized debt obligations to five Wisconsin school districts in 2006. As a result of the Judgment: (i) Stifel is required to cease and desist from committing or causing any violations and any future violations of Section 17(a)(2) and 17(a)(3) of the Securities Act; and (ii) Stifel and a former employee were jointly liable to pay disgorgement and prejudgment interest of $2.5 million. Stifel was also required to pay a civil penalty of $22.0 million, of which disgorgement and civil penalty Stifel was required to pay $12.5 million to the school districts involved in this matter.

Simultaneously with the entry of the Judgment, the SEC issued an Order granting Stifel a waiver from, among other things, the application of the disqualification provisions of Rule 506(d)(1)(iv) of Regulation D under the Securities Act.

A copy of the Judgment is available on the SEC's website at: https://www.sec.gov/litigation/litreleases/2016/lr23700-final-judgment.pdf.

Presenters



Mark Ein

Chairman & CEO, Capitol Investment

Vice Chairman, Nesco



Louis Samson

Partner, Platinum Equity



Fred Ross

CEO, Custom Truck One Source



Josh Boone

CFO, Nesco



Ryan McMonagle

COO, Custom Truck One Source

Offering Summary

Issuer	Nesco Holdings, Inc. ("NSCO" / NYSE)
Securities	Private Investment in Public Equity – Common Stock
Offering Format	Expected to be a Rule 506(c) Private Placement (with registration rights)
Offering Size	$100M Minimum Aggregate Amount
Use of Proceeds	CTOS Acquisition
Estimated CTOS Closing / PIPE Funding Date	Q1 2021
Lead Placement Agent	Citigroup
Co-Placement Agents	Deutsche Bank, Morgan Stanley, Stifel, Nicolaus & Company, Oppenheimer, CJS, Colliers, Sidoti


GENERAL
TEREX.
CUSTOM TRUCK ONE SOURCE

Transaction Overview

Transaction Summary

Transaction Structure	• Nesco to acquire Custom Truck One Source ("CTOS") for **$1.475B** • An affiliate of Platinum Equity, LLC ("Platinum") has committed to invest over **$850M** (including $100M backstop) into Nesco in exchange for newly issued common stock at a price of $5.00 per share • The Blackstone Group, Inc. ("Blackstone"), in its capacity as the current majority owner of CTOS, and certain members of the CTOS management team will make an investment of **~$100M** into Nesco in exchange for newly issued common stock at a price of $5.00 per share • Energy Capital Partners ("ECP") and Capitol Investments ("Capitol"), who together currently own ~70% of Nesco's outstanding common stock, will retain their entire ownership positions in Nesco and have entered into voting agreements in support of the transaction • Additional equity investment of up to **$200M** to be raised in one or more tranches between signing and closing. Platinum to backstop **$100M**
Management / HQ	• Fred Ross, current CTOS CEO, expected to serve as CEO of combined company • Combined company HQ to be located at CTOS campus in Kansas City with significant operations maintained in Indiana
Board of Directors	• Nesco's board of directors (the "Nesco Board") to be reconstituted at closing such that ECP, Blackstone and Capitol each retain one seat and Platinum holds majority voting control of the Nesco Board
Expected Synergies	• Expect to achieve **~$50M** in run-rate annual cost synergies within two years of closing • Incremental upside opportunity from revenue synergies via expanded service offerings and cross-selling
Capital Structure	• 259M estimated pro forma shares outstanding resulting in a market cap of $1.6B[1,2] • Pro forma net debt of approximately **$1.3B** and pro forma net leverage of **3.9x**[1,3] • Anticipated financing includes a new $750M ABL (of which $400M is drawn at closing) and $900M of high yield notes[1] • Expected ABL liquidity at closing of more than **$300M**[1,4]
Significant Shareholders	• Subject to closing mechanics and the proposed additional equity offering, upon closing, Platinum will own ~57%, existing CTOS shareholders will own ~8%, ECP will own ~10%, and Capitol will own ~3% of Nesco's outstanding common stock[1]
Approvals / Closing	• Transaction has been unanimously approved by the Nesco Board • Expected to close in **Q1 2021**, subject to shareholder approval and other customary conditions

Note: CTOS figures are based on internal results and are subject to audit.
(1) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(2) Based on share price data as of 12/11/20 and 259M pro forma shares outstanding.
(3) Based on $337M of pro forma LTM Adj. EBITDA, including $50M of run-rate annual cost synergies.
(4) Represents unused revolver capacity. Based on preliminary borrowing base calculation.



Combination of Two Leading Specialty Rental Equipment Companies

Highly Complementary Companies

- Customers, end markets, fleets and operations well-aligned
- ~$50M in run-rate annual cost synergies expected to be achieved within two years of closing

Business Model Transformation

- Integrated business model significantly enhances Nesco's asset economics
- "One-stop-shop" offering provides compelling value proposition to customers

Significant Upside Potential

- Transformed financial trajectory
- Meaningfully enhanced ability to capitalize on favorable end-market trends

Much Enhanced Leverage & Liquidity Profile

- Stronger capital structure to pursue organic and inorganic growth
- Reduction in net leverage from 6.3x[6] currently to 3.9x[7,8] at close
- Significantly greater public float
- ABL liquidity increased from $69M[1,9] to $300M+[7,9,10]

NESCO Specialty Rentals		NESCO Specialty Rentals / Custom Truck One Source
$297M LTM Revenue[1]	→	$1.3B PF LTM Revenue[1]
$122M LTM Adj. EBITDA[1]	→	$337M PF LTM Adj. EBITDA[1,2]
$638M Fleet OEC[1,3]	→	$1.3B Fleet OEC[1,3]
$213M Market Cap[4]	→	$1.6B PF Market Cap[5]
6.3x Net Leverage[6]	→	3.9x PF Net Leverage[7,8]

$380 - 400M
PF 2021 Adj. EBITDA[2]

Note: CTOS figures are based on internal results and are subject to audit.
(1) As of and for the LTM period ended 9/30/20.
(2) Includes $50M of run-rate annual cost synergies.
(3) Represents original equipment cost ("OEC") of rental fleet.
(4) Based on price at market close on 12/2/20.
(5) Based on share price data as of 12/11/20 and 259M pro forma shares outstanding. Assumes an additional equity investment of $200M is raised between signing and closing. Platinum to backstop $100M.
(6) Based on $765M of net debt as of 9/30/20 and LTM 9/30/20 Adj. EBITDA of $122M.
(7) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(8) Based on $337M of pro forma LTM Adj. EBITDA, including $50M of run-rate annual cost synergies.
(9) Represents unused revolver capacity.
(10) Based on preliminary borrowing base calculation.

Transformed Company Well-Positioned for Growth

Integrated "one-stop-shop" platform with a differentiated customer value proposition and enhanced operational flexibility

National footprint and broadened product and service offering to tailor solutions to customers' unique needs

Serving resilient end-markets characterized by consistent growth and poised to benefit from projected increased investment in U.S. infrastructure, including the grid, 5G and rail

Combined company to start with much greater financial flexibility and expected to generate higher cash flows, enabling further deleveraging and supporting organic and inorganic growth over time



Platinum Equity Overview

Financial Sponsor with a Strong Track Record and Deep Operational Capabilities

Overview

Founded in
1995

Portfolio includes
~40 companies

$23B
Under management

6 Offices
HQ: Beverly Hills
New York, Greenwich, Boston, London, Singapore

representing over
$25B
in revenue

Investing out of
$10B
Committed Fund

Operationally-focused investment strategy

- Operationally-focused investment firm with deep capabilities (~70 dedicated operations professionals at the firm)
- Typically invest in:
  - Fundamentally relevant businesses with leadership positions in their markets
  - Transactions where part of the value creation thesis comes from driving operational improvements
  - "Good to great" situations

Strong track record of success in specialty equipment rental space over 12+ year period

NESCO Specialty Rentals

- Acquired: 2011 | Divested 2014
- Grew fleet significantly and increased adjusted EBITDA by more than 80% over 2.5 years
- **5.4x cash on cash return**
- **102.9% IRR[1]**

Maxim Crane Works, L.P.

- Acquired: 2008 | Divested: 2016
- Expanded national presence and completed 4 acquisitions
- **2.4x cash on cash return**
- **15.9% IRR[1] despite global financial crisis during ownership period**

BlueLine Rental

- Acquired: 2014 | Divested: 2018
- Executed full operational turnaround and increased adjusted EBITDA by more than 50% over 4 years
- **3.2x cash on cash return**
- **150.0% IRR[1]**

Electro Rent

- Acquired: 2016
- Completed transformational acquisition and achieved $30M+ of synergies
- **Current portfolio company – unrealized returns**

(1) Investment performance data presented as of 6/30/20. "IRR" as calculated for each portfolio investment is the compound annualized gross internal rate of return based on the actual daily cash inflows and outflows, including Bridge Financing and unused equity that was subsequently returned, and includes Unrealized Value as a terminal value as of 6/30/20. Unless otherwise noted, all IRRs are compound annualized internal rates of return on investments and are presented on a "gross" basis (i.e., they do not reflect management fees, carried interest, and partnership and other expenses borne by investors).

Platinum Equity Investment Thesis

Invest in businesses / sector we know and have had success in

- Deploy Platinum operations team to leverage proven specialty rental playbook and drive synergies and growth alongside management
- Prior track record of success with Nesco

Creates a differentiated specialty platform with an attractive business model and scale

- Integrated business model a key and transformative element for potential future success
- "One-stop-shop" platform with national coverage and broad customer coverage

Multiple ways to win

- Synergies and operational initiatives expected to provide impactful and controllable value creation lever
- Tailwinds in end-markets, organic initiatives and M&A opportunities

Create value operationally by extracting highly achievable synergies

- ~$50M of carefully identified run-rate annual cost synergies expected to be achieved within two years of closing
- Upside opportunities from potential incremental revenue and fleet synergies

Invest in growing end-markets with solid short and long-term fundamentals

- Primary end-markets positioned to benefit from macro mega trends
- T&D, telecom (5G), rail and infrastructure

Sound financial profile positions the company for growth

- PF net debt to EBITDA ratio of 3.9x[1,2] offers the benefit of leverage and a clear path towards de-leveraging
- More than $300M[2,3] undrawn revolver availability expected at close provides ample liquidity and ability for the combined company to play offense

Note: CTOS figures are based on internal results and are subject to audit.
(1) Based on $337M of LTM Adj. EBITDA, including $50M of run-rate annual cost synergies.
(2) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(3) Based on preliminary borrowing base calculation.


WWW.NESCORENTALS.COM

Nesco Overview

Nesco at a Glance

Leading Provider of Specialty Equipment Rental to T&D, Telecom and Rail End-Markets

- Differentiated parts, tools and accessories offering highly complementary to Nesco's core rental business and CTOS' offerings
- Well-positioned to benefit from near-term tailwinds and uptick in utility and telecommunications sector capital spending
- Young and well-maintained rental fleet of ~4,500 units[1] with ~$638M OEC[1] and 3.9-year average age[1]

$297M LTM Revenue[1]	$122M LTM Adj. EBITDA[1]
~365 Employees[1]	~4,500 Fleet Units[1]
$638M Fleet OEC[1]	3.9-year Average Age[1]



Fort Wayne, IN HQ

20
Locations[3]

Operated ERS Facilities   PTA Facilities

End Market & Business Mix

End Market[2]



Other
3%
Rail
7%
Telecom
14%
T&D
76%

Revenue[1]



Parts Sales & Service
17%
New & Used
Sales
17%
Rental 4
67%

Gross Profit[1,5]



New &
Used Sales
4%
Parts Sales & Service
5%
Rental 4
91%

Note: Sum of individual line items may not equal subtotal or total amounts due to rounding.
(1) As of and for the LTM period ended 9/30/20.
(2) Based on YTD 9/30/20 revenue.
(3) Excludes third-party service locations.
(4) Includes equipment rental revenue and PTA rental revenue.
(5) Excludes depreciation and major repairs.

Nesco's Longstanding, Diversified Customer Relationships

Nesco Serves More Than 2,000 Customers, with the Top 10 Customers Representing Less Than 20% of Revenue

Highlights

- Nesco serves as a key supplier to utilities, telecoms, railroads and related contractors for their specialty rental equipment needs
- Nesco's breadth of equipment and geographic reach allow the company to uniquely meet the demands of the largest national customers, which provides for significant recurring business due to their focus on long-term projects that often take years to complete
- Nesco's average tenure across its top-10 customers is more than 18 years and no customer represents more than 5% of revenue

Diverse Customer Base

T&D	*Telecom*	*Rail*
Pike, American Electric Power, H&M Henkels & McCoy	MasTec	CN
MYR Group, Quanta Services, PLH Group	Dycom	Union Pacific
LA DWP Los Angeles Department of Water & Power, nationalgrid	S&N Communications	RailWorks

Note: Metrics are year to date as of September 30, 2020 unless otherwise noted.

Nesco Financial Overview

Commentary

- Adj. EBITDA and OEC on rent grew at a 13.7% CAGR and 8.9% CAGR from 2017 to 2019, respectively, due to strong end market demand
- COVID-19 disrupted this growth trajectory, particularly in Q2 and Q3, but OEC on rent recovered in late Q3 and momentum continued into Q4
- Expect Nesco's growth trajectory will return in 2021 with strong OEC on rent throughout the year and continued growth in other business lines

Average OEC on Rent

($ in millions)



CAGR: 8.9%
$404
$450
$479
$486
$450
$494
2017A (1)
2018A (1)
2019A (1)
3/31/20A (2)
6/30/20A (2)
9/30/20A (2)

Time Utilization[3]

~80-85%			75.0%	69.9%	76.6%

Revenue

($ in millions)



CAGR: 13.8%
$204
$246
$264
$299
$341
2017A
2018A
2019A
2020F
2021F

Adj. EBITDA

($ in millions)



CAGR: 13.7%
$99
$122
$127
$118
$140
2017A
2018A
2019A
2020F
2021F

(1) Based on annual average.
(2) Based on point in time.
(3) OEC-weighted utilization.



CTOS Overview

CTOS at a Glance

Leading Integrated Provider of Specialty Equipment

- Differentiated business model combining full-service specialty equipment offering with large-scale production and customization capabilities
- “One-stop-shop” platform offering rental, new & used sales, and parts & service on a national basis via 26 locations
- Young and well-maintained rental fleet of ~4,300 units[1] with ~$705M OEC[1] and 2.9-year average age[1]

$1,004M LTM Revenue[1]	$165M LTM Adj. EBITDA[1]
~1,460 Employees[1]	~4,300 Fleet Units[1]
$705M Fleet OEC[1]	2.9-year Average Age[1]


Kansas City, MO HQ

26 Locations[3]

End Market & Business Mix

End Market[2]


Other
18%
Rail
6%
Infrastructure
23%
T&D
53%

Revenue[1]


Parts Sales & Service
8%
Rental
22%
New & Used Sales
70%

Gross Profit[1,4]


Parts Sales & Service
3%
New & Used Sales
35%
Rental
61%

Note: Sum of individual line items may not equal subtotal or total amounts due to rounding. CTOS figures are based on internal results and are subject to audit.
(1) As of and for the LTM period ended 9/30/20.
(2) Based on YTD 9/30/20 revenue.
(3) Excludes third-party service locations.
(4) Excludes depreciation.

"One-Stop-Shop" Customer Value Proposition

Integrated Production Capabilities Key Point of Differentiation for CTOS

Integrated Production Capabilities

Chassis OEM



Body OEM



Attachment OEM



Boom



Cable Placer



Bucket

→

Completed Unit







→

One-Stop-Shop Value Proposition

Service Offering

- Production and Customization
- Rental
- New and Used Sales
- Aftermarket Parts and Service
- Financing
- Disposal

→

End Markets Served

- T&D
- RAIL
- INFRASTRUCTURE
- TELECOM
- Waste

→

Customer Benefits

- ✓ End-to-end customer solution
- ✓ Single point of contact for customer
- ✓ Advantages of scale
- ✓ Production efficiencies
- ✓ Ability to customize equipment to meet customer needs
- ✓ Opportunities for further vertical integration with attachment OEMs

Note: Graphic shows representative components and is not intended to be exhaustive.

CTOS has a Diversified, Highly Loyal Customer Base

CTOS Serves More Than 1,500 Customers, with the Top 10 Customers Representing Less Than 20% of Revenue

Highlights

- Strong brand recognition and awareness among industry-leading customers
- Diversified customer base, with no customer accounting for more than 7% of revenue
- 75% of CTOS's top 20 rental customers also purchase new equipment from CTOS
- Breadth of products offered, allows CTOS to meet the majority of our customers equipment needs
- Coast to coast footprint of 26 locations allows CTOS to serve both national customers working across the country and local customers in a given market

Note: Metrics are year to date as of September 30, 2020 unless otherwise noted. CTOS figures are based on internal results and are subject to audit.

CUSTOM TRUCK ONE SOURCE

Diverse Customer Base

T&D	*Rail*	*Infrastructure / Telecom*
Linetec Services, Quanta Services, MYR Group	BNSF Railway, Amtrak	Waste Connections, Barnard
res, Lewis, Duke Energy, ABC Professional Tree Services	Norfolk Southern, CP	Waste Management, webber, MasTec
Asplundh, Consumers Energy Count on Us®, Davey Proven Solutions for a Growing World	MTA Metro-North Railroad	Heritage®, Holt CAT

CTOS Financial Overview

Commentary

- Adj. EBITDA and OEC on rent grew at a 27.4% CAGR and 13.7% CAGR from 2017 to 2019, respectively, due to investments in the business and strong end market growth
- COVID-19 slowed CTOS's growth trajectory and impacted OEC on rent in Q2 and early Q3, but recovered in late Q3 2020
- Q4 performance remains strong, setting the stage for continued growth in 2021

Average OEC on Rent

($ in millions)


CAGR: 13.7%
$446
$529
$577
$530
$485
$578
2017A(1)
2018A(1)
2019A(1)
3/31/20A(2)
6/30/20A(2)
9/30/20A(2)

Time Utilization[3]

~80-85% (2017A–2019A)	3/31/20A	6/30/20A	9/30/20A
~80-85%	74.8%	70.2%	82.0%

Revenue

($ in millions)


CAGR: 24.9%
$660
$859
$1,030
$997
$1,049
2017A
2018A
2019A
2020F
2021F

Adj. EBITDA

($ in millions)


CAGR: 27.4%
$122
$171
$198
$170
$200
2017A
2018A
2019A
2020F
2021F

Note: CTOS figures are based on internal results and are subject to audit.
(1) Based on annual average.
(2) Based on point in time.
(3) OEC-weighted utilization.


ELLIOTT

Industry Overview

Strong, Multi-Year End Market Tailwinds

T&D

Rapidly increasing major projects driven by need for grid upgrades and renewable energy investment, coupled with frequent, often government mandated, maintenance

T&D Capex

~$70B	6.8%
Annual Total Spend	*'17-'19 CAGR*

Long-term Outlook: ↑

TELECOM

Build-out and implementation of 5G technology driving investments over next decade while significant recurring maintenance of existing networks required

Telecom Capex

~$80B	3.0%
Annual Total Spend	*'17-'19 CAGR*

Long-term Outlook: ↑

RAIL

Aging rail infrastructure drives extensive replacement / refurbishment spend, while increasing consumer usage and freight transportation needs are driving investment

Rail Capex

~$10B	5.4%
Annual Total Spend	*'17-'19 CAGR*

Long-term Outlook: ↑

INFRASTRUCTURE

Large and growing pent-up demand in North America with growing bipartisan support to address

Infrastructure Capex

~$200B	6.8%
Annual Total Spend	*'17-'19 CAGR*

Long-term Outlook: ↑

Source: FactSet, FMI, and Wall Street research.

Resilient and Stable End Markets

Nesco End Markets Have Lower Correlation and Faster Historical Growth Than Broader Economy

	Growth CAGR				
	'01-'05	'05-'09	'09-'19	'01-'19	Correlation
U.S. GDP	5.4%	2.6%	4.0%	4.0%	1.00
Construction[1]	7.3%	(5.0%)	4.1%	2.6%	0.70
PF Nesco Index[2]	8.3%	6.4%	7.5%	7.3%	0.52

End Markets Are More Stable Than Peers'

(Change in Spending During the Great Recession –2008 to 2010)



U.S. Construction Spending
U.S. Rail Spending
U.S. Telecom Spending
U.S. T&D Spending
U.S. Infrastructure Spending
(25%)
(10%)
(5%)
0%
3%

	U.S. Rail Spending	U.S. Telecom Spending	U.S. T&D Spending	U.S. Infrastructure Spending
% of PF Nesco Revenue	6%	3%	58%	18%

Source: FactSet, FMI, Federal Reserve Economic Data and Wall Street research.
Note: CTOS figures are based on internal results and are subject to audit.
(1) Total construction spending from Federal Reserve Economic Data.
(2) Based on pro forma end-market mix of 58% T&D, 18% infrastructure, 6% rail and 3% telecom. Index excludes other end markets, which represent 15% of revenue.

Large Addressable Market with Strong Secular Growth

~$30B Total Addressable Market[1]


Parts & Service
~$9B
Market
Size
New Sales
~$15B
Rental & Used
Sales
~$5B


1.0%
3.5%
Est. Market Share
CTOS
Nesco

Rental Penetration[2]


42%
57%
65%
~20-25%
2009
2019
~2025
Current Specialty Rental
U.S. General Rental

General Rental Penetration in Other Developed Markets

60%	65%	80%	80%
Australia	*Europe*	*Japan*	*UK*

Key Drivers of Rental

- Avoidance of capital outlay
- Improved asset utilization with significantly reduced storage and maintenance costs
- Better risk management with dedicated customer care
- Operational efficiencies drive high productivity
- Wider range of modern productive equipment in rental fleets
- Health & safety regulations have increased implicit cost of ownership & maintenance
- Increased outsourcing by utilities to comparably asset-light contractors

Note: CTOS figures are based on internal results and are subject to audit.
(1) Market size based on management estimates. Market share calculated based on 2019 revenue as a percentage of total addressable market.
(2) Rental percentage of equipment fleet.


NESCO
SPECIALTY RENTALS
800-252-0043
WWW.NESCOSPECIALTY.COM

Transformative Business Combination

Highly Complementary Platforms

Complementary Business Models with a Common Core Focus

	NESCO Specialty Rentals	Custom Truck One Source	Combined
LTM Revenue	$297M	$1,004M	**$1,301M**
LTM Adj. EBITDA	$122M	$165M	**$337M[1]**
Fleet OEC	$638M	$705M	**$1,343M**
Locations[2]	20	26	**46**
Employees	~365	~1,460	**~1,825**

Revenue Mix


Other[3]
17%
Rental & Sales[4]
83%


Other[3]
8%
Rental & Sales
92%


Other[3]
10%
Rental & Sales
90%

Note: All metrics as of and for the LTM period ended 9/30/20. CTOS figures are based on internal results and are subject to audit.
(1) Includes $50M of run-rate annual cost synergies.
(2) Excludes third-party service locations.
(3) Includes revenue from parts sales and services and other.
(4) Includes ERS rental and sales revenue and PTA rental revenue.

Enhances Rental Fleet Profile

Creates One of the Industry's Largest and Most Diverse Specialty Equipment Fleets

NESCO SPECIALTY RENTALS



Other[2]
6%
Other T&D[1]
12%
Cranes
12%
Digger
Derricks
28%
Bucket
Trucks
42%
$638M OEC
3.9-Yr Avg. Age

CUSTOM TRUCK ONE SOURCE



Other[2]
24%
Other T&D[1]
8%
Cranes
11%
Bucket
Trucks
27%
Digger
Derricks
30%
$705M OEC
2.9-Yr Avg. Age

Combined



Other[2]
15%
Other T&D[1]
10%
Cranes
12%
Bucket
Trucks
34%
Digger Derricks
29%
$1,343M OEC
3.4-Yr Avg. Age



Bucket Truck



Digger Derrick



Crane



Track Digger



Roll-Off

Note: All metrics as of 9/30/20. CTOS figures are based on internal results and are subject to audit.
(1) Includes underground equipment, pressure diggers and line equipment for Nesco and track equipment for CTOS.
(2) Includes trucks/miscellaneous for Nesco and railroad, specialty trucks, vocational trucks, trailers and other for CTOS.

NESCO SPECIALTY RENTALS CUSTOM TRUCK ONE SOURCE

Integrated Business Model

CTOS’ Capabilities and Offering will Materially Enhance Nesco’s Platform

Unit Economics Advantages

- Scale-enabled purchasing benefits
- Source components separately via long-standing relationships with major chassis and attachment OEMs
- Model substantially reduces unit lead times

Faster Speed to Market

- Ability to shift units from new inventory to rental fleet provides maximum flexibility and enhanced speed to market
- Utility truck operations complemented by other specialty vehicle assembly, helping drive scale and efficiency
- Three primary production facilities with combined ~340k sq. ft

Higher Resale Values

- Well-established new & used sales business offers multiple benefits to rental segment
- New sales customer base highly complementary to CTOS rental segment and Nesco


CUSTOM TRUCK
ONE SOURCE

Integrated Model Drives Superior Rental Unit Economics

Nesco Illustrative New Unit ROI

($ in millions)	Current	Future
Upfront Cost	$95	$88
Time Utilization	80%	82%
Gross Margin	80%	85%
Hold Period (Years)	7	7
% OEC Recovery	50%	56%
Total Cash Flow	$237	$273
MOIC	2.5x	3.1x
Unlevered IRR	29%	40%

Lower Cost

- Scale purchasing results in preferred pricing and terms from suppliers
- Highly efficient truck assembly process drives lower cost to install attachments to trucks than competitors
- In-house manufacturing capabilities further lower costs and improves quality
- In-house service network results in higher time utilization due to quicker equipment turnaround and lower service cost

Higher Returns

- Dedicated national and regional sales teams with deep product knowledge drive new and used sales across a wide footprint
- In-house used truck sales team enables direct sale of used equipment to customers
- Ability to remanufacture and customize equipment provides additional flexibility

Note: Illustrative Nesco analysis shown for an incremental 42-45 insulated aerial 4x4 bucket truck.

Potential Synergies to Drive Substantial Value Creation

~$50M of Anticipated Run-Rate Annual Cost Synergies with ~$50M of expected one-time costs to achieve

Breakdown of Cost Synergy Opportunity


Procurement
28%
Service / Production
Optimization
17%
Back Office
Consolidation
33%
Other SG&A Opportunities
22%

Synergy Realization Timeline[1]


~50%
100%
Year 1
Year 2

Additional Upside Opportunity via Identified Potential Revenue Synergies

Transaction presents significant opportunity to cross-sell Nesco's parts, tools and accessories offering and CTOS' new equipment offering to expanded customer bases

Cross-Selling Opportunities | Expanded Service Offerings

Note: CTOS figures are based on internal results and are subject to audit.
(1) Represents timeline to achieve run-rate synergy realization subsequent to closing of the acquisition.

Compelling Financial Profile

Following Temporary COVID Disruption, Companies Have Rebounded to Pre-Pandemic Levels and are Poised to Return to Strong Growth in 2021

Pro Forma Revenue

($ in millions)



CAGR: 22.4%
$864
$1,105
$1,294
$1,295
$1,390
2017A
2018A
2019A
2020F 1
2021F 2

Pro Forma Adj. EBITDA

($ in millions)



CAGR: 21.5%
$220
$293
$325
$337
50
287
$390
50
340
2017A
2018A
2019A
2020F 3
2021F 4
Run-Rate Cost Synergies

Note: CTOS figures are based on internal results and are subject to audit.
(1) Represents midpoint of forecast range of $1,285M to $1,305M.
(2) Represents midpoint of forecast range of $1,370M to $1,410M.
(3) Represents midpoint of forecast range of $332M to $342M, including $50M of run-rate annual cost synergies.
(4) Represents midpoint of forecast range of $380M to $400M, including $50M of run-rate annual cost synergies. Synergies realized in 2021 will depend on timing of close.

Strong Free Cash Flow Generation

Capex Spent in 2017 to 2019 Which Drove Growth Now Reduces Projected Near-Term Spend and Produces Significantly Increasing Free Cash Flow

Pro Forma Net Capex

($ in millions)


$140
$154
$215
$107
$153
2017A
2018A
2019A
2020F 1
2021F 2

Pro Forma Adj. EBITDA – Net Capex[3]

($ in millions)


$57
$107
$73
$195
50
145
$208
50
158
2017A
2018A
2019A
2020F
2021F
Run-Rate Cost Synergies

Note: CTOS figures are based on internal results and are subject to audit.
(1) Based on forecast range of $95M to $110M.
(2) Represents midpoint of forecast range of $143M to $163M.
(3) Excludes gain on used sales and purchase accounting adjustments.

Transaction Enhances Leverage & Liquidity Profile

Improved Financial Profile Positions the Combined Company to Capitalize on Growth Opportunities

Highlights

- New capital structure provides a high level of financial flexibility
- Substantial free cash flow generation will drive de-leveraging
- Capital allocation strategy to remain focused on organic growth and de-leveraging

Lower Net Leverage



6.3x[1]
2.4x of leverage reduction
3.9x[2,3]
Current
Pro Forma at Close

Improved Liquidity Profile

($ in millions)



Represents Unused Revolver Capacity
$69[4]
$300+[3,5]
Current
Pro Forma at Close

Note: CTOS figures are based on internal results and are subject to audit.
(1) Based on $765M of net debt as of 9/30/20 and LTM 9/30/20 Adj. EBITDA of $122M.
(2) Based on $337M of pro forma LTM Adj. EBITDA, including $50M of run-rate annual cost synergies.
(3) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(4) As of 9/30/20.
(5) Based on preliminary borrowing base calculation.

Compelling Transaction for All Stakeholders

- Combination of Two Leading Specialty Equipment Providers Focused on High-Growth End-Markets
- Integrated Platform with Scale and Differentiated Offering
- Expanded Fleet and Footprint Providing Greater Ability to Serve Customers Nationwide
- Identified Potential Cost Synergies with Incremental Upside from Revenue Synergies
- Enhanced Financial Position and Leverage Profile



Combined Company Well Positioned to Drive Value Creation for Shareholders


E190
WESTERN-STAR

Appendix

Transaction Overview

- Nesco to acquire Custom Truck One Source for $1.475B
- Platinum has committed to invest over $850M (including $100M backstop) into Nesco in exchange for newly issued common stock at a price of $5.00 per share
- Blackstone, the current majority owner of CTOS and certain members of the CTOS management team will make an investment of $100M into Nesco in exchange for newly issued common stock at a price of $5.00 per share
- ECP and Capitol, who own approximately 70% of Nesco's outstanding common stock, will retain their entire ownership positions in Nesco
- Raising an additional public equity investment of up to $200M. Platinum to backstop $100M
- Expect pro forma net leverage of 3.9x with more than $300M of ABL liquidity and a refinanced capital structure

Sources and Uses

($ in millions)

Acquisition Sources	
ABL Draw at Close	$400
New Senior Secured Notes	900
Rolled Capital Leases	10
Rolled Subordinated Notes	2
Platinum Equity Investment	745
Public Equity Investment	200
Blackstone	90
CTOS Management	10
Total Sources at Close	$2,357

Acquisition Uses	
CTOS Purchase Price	$1,475
Nesco Net Debt Paydown & Accrued Int.	757
Nesco Est. Make Whole Premium	43
Fees and Expenses	83
Total Uses at Close	$2,357

Post-Transaction Ownership[1]

($ in millions)



Captiol
3%
CTOS Mgmt.
1%
Blackstone
7%
ECP
10%
PIPE / Public
22%
Platinum
57%

Implied Firm Value

($ in millions)

Shares Outstanding[2]	259.3
Share Price[3]	$6.14
Equity Value	$1,592
Plus: Pro Forma Net Debt	1,310
Firm Value	$2,902

Note: Sum of individual line items may not equal subtotal or total amounts due to rounding. CTOS figures are based on internal results and are subject to audit.
(1) Assumes additional $200M equity investment is raised between signing and closing. Platinum to backstop $100M.
(2) Based on fully diluted shares outstanding at $6.14 share price. Assumes $200M equity investment is raised between signing and closing. Excludes 20.95M outstanding warrants with a strike price of $11.50 per share.
(3) Share price data as of 12/11/20.

Adj. EBITDA Reconciliation – Nesco

Reconciliation of Net Income (Loss) to Adjusted EBITDA[1]

($ in millions)

		Year Ended 12/31			YTD 9/30		LTM
		2017	2018	2019	2019	2020	9/30/20
Net Income (Loss)		($27.1)	($15.5)	($27.1)	($30.2)	($13.9)	($10.8)
Interest expense		53.7	56.7	63.4	46.4	47.8	64.8
Income tax expense (benefit)		(3.5)	1.7	(6.0)	1.3	(25.8)	(33.1)
Depreciation and amortization		64.7	67.1	74.6	54.3	62.3	82.5
EBITDA	1	**$87.8**	**$110.0**	**$104.9**	**$71.8**	**$70.3**	**$103.4**
Adjustments:							
Non-cash purchase accounting impact	2	4.3	3.6	1.8	0.9	1.5	2.4
Transaction and process improvement costs	3	1.9	2.5	15.9	14.7	5.1	6.3
Major repairs	4	2.8	1.4	2.2	1.5	1.5	2.2
Share based payments	5	1.1	1.1	1.0	0.5	1.7	2.2
Other non-recurring items	6	0.7	2.9	-	-	-	-
Change in fair value of derivative	7	-	-	1.7	2.6	6.1	5.2
Adjusted EBITDA		**$98.6**	**$121.7**	**$127.5**	**$91.9**	**$86.2**	**$121.8**

(1) EBITDA and Adj. EBITDA are non-GAAP financial measures. See reconciliation above that reconciles to the most comparable GAAP measures.
(2) Represents the non-cash impact of purchase accounting, net of accumulated depreciation, on the cost of equipment sold. The equipment acquired received a purchase step-up in basis, which is a non-cash adjustment to the equipment cost pursuant to our credit agreement.
(3) Represents transaction costs related to our agreement and plan of merger with Capitol in 2019. In prior years, relates to transaction expenses incurred in connection with past acquisitions. Additionally, pursuant to our credit agreement, the cost of undertakings to effect such cost savings, operating expense reductions and other synergies, as well as any expenses incurred in connection with acquisitions, are amounts to be included in the calculation of Adjusted EBITDA. For the year ended December 31, 2019, these costs include startup expenses associated with the new PTA locations (which include training, travel, and process setup costs), transaction expenses related to the acquisition of Truck Utilities, Inc. and expenses associated with the Company's closure of its Mexican equipment rental and sales operations.
(4) Represents the undepreciated cost of replaced chassis components from heavy maintenance, repair and overhaul activities associated with our fleet, which is an adjustment pursuant to our credit agreement.
(5) Represents non-cash stock compensation expense associated with the issuance of equity-based awards, which is an adjustment pursuant to our credit agreement.
(6) For the years ended December 31, 2018 and 2017, represents other adjustments pursuant to our credit agreement: Rental expense incurred in 2018 for fleet equipment that had been rented under the terms of an operating lease that was terminated in 2018. The 2017 adjustment is comprised of a state tax audit settlement and write-downs of inventory items.
(7) Represents the charge to earnings for our interest rate collar (which is an undesignated hedge).

Sum of individual line items may not equal subtotal or total amounts due to rounding.

Adj. EBITDA Reconciliation – CTOS

Reconciliation of Net Income (Loss) to Adjusted EBITDA[1]

($ in millions)

		Year Ended 12/31			YTD 9/30		LTM
		2017A	2018A	2019A	2019A	2020A	9/30/20
Net Income (Loss)		($35.0)	($8.3)	($8.3)	$0.0	($6.9)	($15.3)
Interest expense (excl. Floorplan Interest)		33.2	44.9	50.8	38.3	30.3	42.8
Income tax expense (benefit)		-	-	-	-	-	-
Depreciation and amortization		114.4	120.5	130.2	96.3	89.8	123.8
EBITDA	1	**$112.5**	**$157.1**	**$172.7**	**$134.6**	**$113.2**	**$151.3**
Adjustments:							
Equity-based compensation	2	-	5.3	1.9	1.5	1.5	1.9
Sales-type lease adjustment	3	1.2	1.5	3.2	2.4	1.9	2.7
Sponsor management fees	4	1.2	0.2	(0.2)	(0.2)	0.4	0.4
New site / product development	5	0.5	-	2.7	1.6	0.4	1.5
Accounting policy changes	6	-	-	3.9	3.4	-	0.5
Consulting / acquisition	7	1.1	2.7	5.0	2.8	1.3	3.5
Legacy entity / purchase accounting	8	1.9	2.9	2.4	2.1	0.7	0.9
Other non-recurring items	9	3.4	1.2	6.1	4.3	0.4	2.2
Adjusted EBITDA		**$121.8**	**$170.9**	**$197.8**	**$152.5**	**$119.7**	**$164.9**

Note: CTOS figures are based on internal results and are subject to audit.
(1) EBITDA and Adj. EBITDA are non-GAAP financial measures. See reconciliation above that reconciles to the most comparable GAAP measures.
(2) Represents non-cash stock compensation expense associated with the issuance of equity-based awards.
(3) Represents the exclusion of the GAAP adjustment for Sales-Type Leases in order to better align Adjusted EBITDA with the cash flow related to those leases.
(4) Represents fees paid to Blackstone.
(5) Represents start up costs to operationalize Load King and Crane Truck lines acquired from Terex.
(6) Represents the one-time impact of adopting new accounting policy related to rework.
(7) Represents consulting spend associated principally with acquisition and divestiture activities and IT implementation.
(8) Represents acquisition related matters such as transaction bonuses, non-cash impact of purchase accounting and true-up of legacy balance sheet matters of acquired companies that were not charged to goodwill.
(9) Represents the impact of various items that management believes are non-recurring in nature.

Sum of individual line items may not equal subtotal or total amounts due to rounding.

Net Capex Reconciliation – Nesco

Reconciliation of Total Capital Expenditures to Net Capital Expenditures

($ in millions)

	Year Ended 12/31			YTD 9/30		LTM
	2017A	2018A	2019A	2019A	2020A	9/30/20
Purchase of equipment - rental fleet	$47.1	$58.5	$106.6	$77.8	$59.2	$88.1
Purchase of other property and equipment	0.4	0.7	3.1	7.2	0.7	(3.4)
Total capital expenditures	**$47.5**	**$59.2**	**$109.7**	**$84.9**	**$59.9**	**$84.7**
Less: Proceeds from sale of rental equipment and parts	(26.6)	(33.3)	(26.8)	(22.6)	(26.1)	(30.3)
Less: Insurance proceeds from damaged equipment	-	-	(1.7)	(1.7)	(3.7)	(3.7)
Net capital expenditures	**$20.9**	**$25.9**	**$81.3**	**$60.6**	**$30.0**	**$50.7**

Net Capex Reconciliation – CTOS

Reconciliation of Total Capital Expenditures to Net Capital Expenditures

($ in millions)

	Year Ended 12/31			YTD 9/30		LTM
	2017A	2018A	2019A	2019A	2020A	9/30/20
Additions of rental equipment	$167.9	$171.7	$210.2	$174.1	$115.6	$151.7
Purchases of other property and equipment	6.0	21.8	10.6	6.9	9.7	13.3
Total capital expenditures	**$173.9**	**$193.5**	**$220.8**	**$181.0**	**$125.3**	**$165.0**
Less: Proceeds from disposals of rental equipment	(54.6)	(65.5)	(86.8)	(66.6)	(71.7)	(92.0)
Less: Proceeds from disposals of property and equipment	(0.2)	-	(0.1)	(0.1)	(1.2)	(1.2)
Net capital expenditures	**$119.0**	**$128.0**	**$133.9**	**$114.4**	**$52.3**	**$71.9**

Note: CTOS figures are based on internal results and are subject to audit.

Reconciliation to Percentage of Gross Profit Excluding Depreciation and Major Repairs – Nesco

Reconciliation from Revenue and Cost of Revenue to Percentage of Gross Profit Excluding Depreciation and Major Repairs

($ in millions)

	Year Ended 12/31	YTD 9/30		LTM
	2019A	2019A	2020A	9/30/20
Rental revenue	$198.0	$143.9	$144.1	$198.2
Sales of rental equipment	23.8	15.2	19.6	28.2
Sales of new equipment	10.3	8.1	19.0	21.3
Parts sales and services	32.0	19.7	36.8	49.0
Revenue	**$264.0**	**$186.8**	**$219.5**	**$296.7**
Cost of rental revenue	$50.8	$37.4	$41.2	$54.6
Depreciation of rental equipiment	70.6	51.4	59.3	78.5
Cost of rental equipment sales	20.3	12.7	16.5	24.1
Cost of new equipment sales	8.5	6.6	16.8	18.7
Cost of parts sales and services	25.1	14.9	30.8	41.0
Major repair disposals	2.2	1.5	1.5	2.2
Cost of Revenue	**$177.5**	**$124.5**	**$166.1**	**$219.1**
Less: Depreciation of rental equipment	(70.6)	(51.4)	(59.3)	(78.5)
Less: Major Repair Disposals	(2.2)	(1.5)	(1.5)	(2.2)
Cost of Revenue excl. depreciation & major repairs	**$104.7**	**$71.6**	**$105.3**	**$138.4**
Rental gross profit excluding depreciation	$147.2	$106.4	$102.9	$143.7
Gross profit on sales of rental equipment	3.5	2.5	3.1	4.1
Gross profit on sales of new equipment	1.8	1.5	2.2	2.5
Gross profit on parts sales and services	6.9	4.8	5.9	8.1
Gross profit excl. depreciation and major repairs	**$159.3**	**$115.2**	**$114.2**	**$158.3**
Less: Depreciation of rental equipment	(70.6)	(51.4)	(59.3)	(78.5)
Less: Major repair disposals	(2.2)	(1.5)	(1.5)	(2.2)
Gross profit	**$86.5**	**$62.3**	**$53.4**	**$77.7**
Rental				90.7%
Sales of new and used equipment				4.2%
Parts, sales and services				5.1%
% of gross profit excl. depreciation and major repairs				**100.0%**

NESCO SPECIALTY RENTALS CUSTOM TRUCK ONE SOURCE

Reconciliation to Percentage of Gross Profit Excluding Depreciation – CTOS

Reconciliation from Revenue and Cost of Revenue to Percentage of Gross Profit Excluding Depreciation

($ in millions)

	Year Ended 12/31	YTD 9/30		LTM
	2019A	2019A	2020A	9/30/20
Rental revenue	$233.5	$171.1	$157.0	$219.5
New sales revenue	599.9	436.8	408.3	571.4
Used sales revenue	117.5	89.1	108.1	136.6
Parts and service revenue	78.9	60.1	58.1	77.0
Revenue	**$1,029.9**	**$757.0**	**$731.5**	**$1,004.4**
Cost of rental revenue	$44.3	$32.5	$38.1	$49.9
Depreciation of rental equipment	105.5	78.6	73.6	100.5
Cost of new sales revenue	525.5	381.5	362.5	506.5
Cost of used sales revenue	86.5	64.2	81.2	103.5
Cost of parts and service revenue	69.6	50.6	48.5	67.5
Cost of Revenue	**$831.5**	**$607.5**	**$603.8**	**$827.9**
Less: Depreciation of rental equipment	(105.5)	(78.6)	(73.6)	(100.5)
Cost of Revenue excl. depreciation	**$726.0**	**$528.9**	**$530.3**	**$727.3**
Rental gross profit excluding depreciation	$189.2	$138.5	$118.9	$169.6
Gross profit on sales of used equipment	74.4	55.3	45.8	64.9
Gross profit on sales of new equipment	31.0	24.9	26.9	33.1
Gross profit on parts sales and services	9.3	9.4	9.6	9.5
Gross profit excl. depreciation	**$303.9**	**$228.1**	**$201.3**	**$277.1**
Less: Depreciation of rental equipment	(105.5)	(78.6)	(73.6)	(100.5)
Gross profit	**$198.4**	**$149.5**	**$127.7**	**$176.6**
Rental				61.2%
Sales of new and used equipment				35.4%
Parts, sales and services				3.4%
% of gross profit excl. depreciation				**100.0%**

Note: CTOS figures are based on internal results and are subject to audit.